                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                October 10, 2001


                              Sporting Magic, Inc.
               (Exact name of issuer as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



         0-25247                                          95-4675095
 (Commission File Number)                      (IRS Employer Identification No.)


              17337 Ventura Boulevard, Suite 224, Encino, CA 91316
          (Address of principal executive offices)         (Zip Code)


      Registrant's telephone number, including area code: (818) 784-0040

Item 1.  Changes in Control of Registrant.
         --------------------------------

         NOT APPLICABLE


Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         NOT APPLICABLE


Item 3.  Bankruptcy or Receivership.
         --------------------------

         NOT APPLICABLE


Item 4.  Change in Registrant's Certifying Accountants
         ---------------------------------------------

         NOT APPLICABLE


Item 5.  Other Events.
         ------------

     As disclosed in Form 8-K, filed with the Securities and Exchange Commission on August 23, 2001, Registrant entered into a Letter of Intent to acquire 100% of all the outstanding shares of China Xin Network (Canada) Inc, a privately held Canadian corporation. Among other things, the Letter of Intent provided that either party had the right to terminate the Letter of Intent if the transaction did not close, and no agreement to extend had been signed, by September 30, 2001. On October 10, 2001, Sporting Magic notified China Xin Network (Canada), that it was exercising its right to terminate the Letter of Intent.

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

         NOT APPLICABLE


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         NOT APPLICABLE


Item 8.  Change in Fiscal Year.
         ---------------------

         NOT APPLICABLE

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SPORTING MAGIC, INC.
                                     (Registrant)


Date: October 15, 2001              By /s/ Buddy Young
                                       ------------------
                                       Buddy Young,
                                       President